SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2005

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                                333-115122                                30-0183252
------------------------------------            ----------------------                ------------------------------
   (State or Other Jurisdiction                      (Commission                            (I.R.S. Employer
         of Incorporation)                          File Number)                           Identification No.)

        383 MADISON AVENUE
        NEW YORK, NEW YORK                                                                       10179
------------------------------------                                                  ------------------------------
       (Address of Principal                                                                   (Zip Code)
        Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of March 1, 2005, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By:  /s/ Baron Silverstein
     ----------------------
     Name:  Baron Silverstein
     Title: Vice President

Dated:  April 14, 2005

                                  EXHIBIT INDEX


                Item 601 (a) of       Sequentially
 Exhibit        Regulation S-K        Numbered
 Number         Exhibit No.           Description               Page
--------        ---------------       ---------------------     ----
   1                 4                Pooling and Servicing      4
                                      Agreement